UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2016

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2300 Warrenville Rd. Downers Grove, IL		60515
(Address of principal executive offices)		(Zip Code)

630-296-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On January 18, 2016, Addus HomeCare Corporation (the “Company”) issued a press release announcing the appointment of Dirk Allison, a member of the Company’s Board of Directors, as its new President and Chief Executive Officer. Mr. Allison replaces Mark S. Heaney, who had served as the Company’s Chief Executive Officer and President, and its Chairman of the Board. Steve Geringer, a member of the Company’s Board of Directors, has been appointed Chairman of the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release of Addus HomeCare Corporation dated January 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: January 19, 2016	By:	/s/ Donald Klink
	Name:	Donald Klink
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Addus HomeCare Corporation dated January 18, 2016